                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          March 10, 1999
                                                              --------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

  Laws of the United States                     33-99362                         51-0269396
  -------------------------                     --------                         ----------
(State or other jurisdiction             (Commission File Number)       (IRS Employer Identification
 of incorporation or                                                                Number)
    organization)

201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                302/594-4117
--------------------------------------------------
Registrant's telephone number, including area code

                                      N/A
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events.

     The Registrant hereby amends and restates in its entirety Exhibit 99.06 and
Exhibit 99.07 as previously filed on March 30, 1999 on a Form 8-K dated as of March 10, 1999.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

      (99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

      (99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST USA BANK, NATIONAL ASSOCIATION
                                As Servicer


                                By:  /s/ Tracie H.Klein
                                    -------------------
                                Name:  Tracie H. Klein
                                Title: First Vice President


Date:  May 16, 2000
       ------------